Exhibit 99 (1)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Magellan Petroleum Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Joyce, President and Chief Accounting and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:  May 13, 2003                        By /s/ James R. Joyce
                                           ----------------------------------
                                              James R. Joyce
                                              President and Chief Accounting
                                              and Financial Officer


         A signed original of this written statement required by Section 906 has been provided to Magellan Petroleum Corporation and will be retained by Magellan Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.